THIRD AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT

     THIS THIRD AMENDMENT TO AGREEMENT OF SALE (this "Amendment") is made and entered into to be effective as of the 31st day of October, 1996, by and between ROCLAB PARTNERS-I, an Illinois limited partnership ("Seller"), LINCOLN PROPERTY COMPANY SOUTHWEST, INC., a Texas corporation ("Purchaser"), and PIEDMONT TITLE INSURANCE AGENCY, INC. ("Escrow Agent").

                                  WITNESSETH

     WHEREAS, Seller and Purchaser and parties to that certain Agreement of Sale entered into as of September 9, 1996 (the "Original Agreement"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the Property (as defined in the Original Agreement);

     WHEREAS, pursuant to the Original Agreement, Seller, Purchaser and Escrow Agent entered into that certain Escrow Agreement dated September 9, 1996 (the "Escrow Agreement");

     WHEREAS, Purchaser and Seller have previously entered into a certain First Amendment to Agreement of Sale and Purchase and a certain Second Amendment to Agreement of Sale and Purchase (collectively, with the Original Agreement, the "Agreement") for the purpose of amending the Original Agreement;

     WHEREAS, Purchaser has terminated the Agreement by delivered to the Escrow Agent and to Seller a notice of termination as provided in Section 7.1 of the Agreement, effective as of October 23, 1996; and

     WHEREAS, Seller and Purchaser now desire to amend the Agreement and the Escrow Agreement pursuant to the terms and provisions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained herein, the payment of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Purchaser and Escrow Agent agree that the Agreement is reinstated and the Agreement and the Escrow Agreement are amended as follows:

     1. All capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings ascribed to such terms in the Agreement.

     2. The Agreement is hereby reinstated in its entirety, as if it had not been terminated and modified as provided herein.

     3. The Purchase Price shown in Section 1.1 of the Agreement is hereby reduced from Twenty Million and No/100 Dollars ($20,000,000.00) to Nineteen Million Eight Hundred Fifty Thousand and No/100 Dollars ($19,850,000.00).

     4. Effective as of the date hereof, Fifty Thousand and No/100 Dollars ($50,000.00) of the Initial Earnest Money Deposit shall be non-refundable to Purchaser, unless Seller defaults or Purchaser closes the transaction as provided herein, in which case same shall be credited against the Purchase
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Price.  The remaining Fifty Thousand and No/100 Dollars ($50,000.00) of the
Initial Earnest Money Deposit shall be refunded to Purchase at any time upon Purchaser_s written demand delivered to Seller and Escrow Agent on or before 5:00 p.m. Chicago time on November 13, 1996, after which date the entire Initial Earnest Money Deposit shall be non-refundable to Purchaser unless Seller defaults or Purchaser closes the transaction as provided herein, in which case same shall be credited against the Purchase Price.

     5.  The Additional Earnest Money Deposit required to be made by Section
2.1 of the Agreement is hereby reduced to One Hundred Thousand Dollars ($100,000.00), which shall be delivered to the Title Insurer on or before 5:00 p.m. Eastern Standard Time on December 2, 1996.

     6. The Closing Date, as provided in Section 8 of the Agreement, as modified by the First Amendment, is hereby amended to provided that the Closing Date shall be on or before December 16, 1996.

     7. Except as amended herein, the terms and conditions of the Agreement and the Escrow Agreement shall continue in full force and effect and are hereby ratified in their entirety. In the event of any inconsistency between the terms and conditions of the Agreement and the Escrow Agreement and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall govern and control.

     8. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

     Executed to be effective as of the date first written above.

                    SELLER:

                    ROCLAB PARTNERS-I,
                    an Illinois limited partnership

                    By:  Balcor Partners-XII, an Illinois general
                         partnership, its general partner

                         By:  RGF-Balcor Associates-II, an Illinois
                              limited partnership, a general partner

                              By: The Balcor Company, a Delaware corporation, its general partner

                                   By:   /s/ Daniel L. Charleston
                                        ---------------------------------
                                   Name:     Daniel L. Charleston
                                        ---------------------------------
                                   Its:      Authorized Agent
                                        ---------------------------------
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                    PURCHASER:

                    LINCOLN PROPERTY COMPANY SOUTHWEST, INC., a Texas corporation

                    By:  /s/ Todd Farrell
                        -----------------------------------
                             Todd Farrell, Vice President


                    ESCROW AGENT:

                    PIEDMONT TITLE INSURANCE AGENCY, INC.

                    By:
                         ----------------------------------
                    Name:
                         ----------------------------------
                    Title:
                         ----------------------------------
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